UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

Check the appropriate box:

☐	Preliminary Information Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14A-6(e)(2))

☒	Definitive Information Statement

BOXSCORE BRANDS, INC.

(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a- 6(i)(1) and 0-11

BOXSCORE BRANDS, INC.

500 West Putnam Ave., Suite 400

Greenwich, Connecticut 06830

(800) 998-7962

OCTOBER 25, 2022

NOTICE OF ACTIONS TAKEN PURSUANT TO THE WRITTEN CONSENT OF STOCKHOLDERS HOLDING A MAJORITY OF THE VOTING POWER OF THE OUTSTANDING CAPITAL STOCK OF THE COMPANY IN LIEU OF A SPECIAL MEETING OF THE STOCKHOLDERS.

This Information Statement is being furnished to the holders of record of the outstanding shares of (i) common stock, $0.001 par value per share (the “Common Stock”); and, (ii) Series A Super Voting Preferred Convertible Stock, $0.001 par value per share (the “Series A Preferred”), of BoxScore Brands, Inc., a Delaware corporation (the “Company”; “we”; “us”; “our”; or, similar terminology), as of October 19, 2022 (the “Record Date”). The purpose of this Information Statement is to notify the Company’s stockholders that on October 20, 2022, in accordance with Section 228 of the General Corporation Law of the State of Delaware (the “DGCL”), the written consent of the holders of a majority of the voting power of the outstanding capital stock of the Company as of the Record Date (the “Consenting Stockholders”) approved the following corporate actions:

(1)	Amendment of our Certificate of Incorporation (the “Certificate of Incorporation”) to change the name of the Company to “AMERICAN BATTERY MATERIALS, INC.” (the “Name Change”).

(2)	Amendment of our Certificate of Incorporation to increase the number of authorized shares of Common Stock from 600,000,000 to 4,500,000,000 Shares (the “Authorized Share Increase”).

(3)	Future amendment of our Certificate of Incorporation to implement a decrease in the authorized shares of the Company’s Common Stock from 4,500,000,000 to a number of not less than 10,000,000 and not more than 2,000,000,000 (the “Authorized Share Reduction”), at any time prior to October 20, 2023 (the “Anniversary Date”), with the Board of Directors of the Company (the “Board”) having the discretion to determine whether or not the Authorized Share Reduction is to be effected, and if effected, the exact number of the Authorized Share Reduction within the above range.

(4)	Future amendment of our Certificate of Incorporation to implement a reverse stock split of the Company’s Common Stock by a ratio of not less than 1-for-10 and not more than 1-for-1,000, (the “Reverse Split”), at any time prior to the Anniversary Date, with the Board having the discretion to determine whether or not the Reverse Split is to be effected, and if effected, the exact ratio for the Reverse Split within the above range.

The consents that we have received approving the Name Change, Authorized Share Increase, Authorized Share Reduction, and the Reverse Split (collectively, the “Approved Corporate Actions”) constitute the only stockholder approval required under the DGCL, our Certificate of Incorporation, as amended, and our Bylaws. Accordingly, the Approved Corporate Actions will not be submitted to the other stockholders of the Company for a vote.

The accompanying Information Statement, which describes each of the Approved Corporate Actions in more detail, is being furnished to all our stockholders for informational purposes only, pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended from time-to-time (the “Exchange Act”). Stockholders of record at the close of business on the Record Date are entitled to receive this Information Statement.

Pursuant to Rule 14c-2 of the Exchange Act, the actions described herein will not become effective until at least twenty (20) calendar days following the date on which this Information Statement is first mailed to our stockholders of record. This Information Statement will be mailed on or about November 09, 2022 to our stockholders of record as of the Record Date.

The accompanying Information Statement is solely for information purposes only and does not require or request you to do anything. You are encouraged to carefully read the accompanying Information Statement, including exhibits, for further information regarding the Reverse Split. This letter is the notice required by Section 228(e) of the DGCL. Thank you for your continued support of and interest in the Company.

THIS IS NOT A NOTICE OF A SPECIAL MEETING OF STOCKHOLDERS AND NO STOCKHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

WE ARE NOT ASKING YOU FOR A PROXY

AND YOU ARE NOT REQUESTED TO SEND US A PROXY

By order of the Board of Directors,
BOXSCORE BRANDS, INC.

/s/ Sebastian Lux
SEBASTIAN LUX,
Chief Executive Officer
October 25, 2022

BOXSCORE BRANDS, INC.

500 West Putnam Ave., Suite 400

Greenwich, Connecticut 06830

(800) 998-7962

INFORMATION STATEMENT

PURSUANT TO SECTION 14

OF THE SECURITIES EXCHANGE ACT OF 1934

AND REGULATION 14C AND SCHEDULE 14C THEREUNDER

OCTOBER 25, 2022

WE ARE NOT ASKING YOU FOR A PROXY

AND YOU ARE NOT REQUESTED TO SEND US A PROXY

THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS’

MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN

To the Company’s Stockholders:

This Information Statement is being sent to all holders of (i) the common stock, $.001 par value (the “Common Stock”); and, (ii) Series A Super Voting Preferred Convertible Stock, $0.001 par value per share (the “Series A Preferred”) of BoxScore Brands, Inc., a Delaware corporation (the “Company”; “we”; “us”; “our”; or, similar terminology). The mailing date of this Information Statement is on or about November 09, 2022. This Information Statement has been filed with the Securities and Exchange Commission (the “SEC”) and is being furnished, pursuant to Regulation 14C of the Securities Exchange Act of 1934, as amended from time-to-time (the “Exchange Act”), to notify our stockholders of actions we are taking pursuant to a written consent executed by a stockholder representing a majority of the voting power of our capital stock in lieu of a meeting of stockholders.

On October 19, 2022, the record date for determining the identity of stockholders who are entitled to receive this Information Statement (the “Record Date”), we had issued and outstanding (i) 385,568,143 shares of Common Stock; and, (ii) 50,000 shares of Series A Preferred. Each share of the Common Stock entitles the holder thereof to one vote on all matters submitted to stockholders. Holders of the Series A Preferred entitles the holders thereof to vote together as a class with voting rights equal to sixty percent (60%) of all of the issued and outstanding shares of the Common Stock.

No vote or other consent of our stockholders is solicited in connection with this Information Statement. We are not asking you for a proxy and you are requested not to send us a proxy.

NOTICE IS HEREBY GIVEN that a stockholder owning 50,000 shares of Series A Preferred, or approximately 60% of the voting power of our outstanding voting securities, executed and delivered to the Board of Directors of the Company (the “Board”) a written consent dated October 20, 2022, in lieu of a special meeting of the stockholders of the Company (the “Written Consent”), approving the following actions:

(1)	Amendment of our Certificate of Incorporation (the “Certificate of Incorporation”) to change the name of the Company to “AMERICAN BATTERY MATERIALS, INC.” (the “Name Change”).

(2)	Amendment of our Certificate of Incorporation to increase the number of authorized shares of Common Stock from 600,000,000 to 4,500,000,000 Shares (the “Authorized Share Increase”).

(3)	Future amendment of our Certificate of Incorporation to implement a decrease in the authorized shares of the Company’s Common Stock from 4,500,000,000 to a number of not less than 10,000,000 and not more than 2,000,000,000 (the “Authorized Share Reduction”), at any time prior to October 20, 2023 (the “Anniversary Date”), with the Board having the discretion to determine whether or not the Authorized Share Reduction is to be effected, and if effected, the exact number of the Authorized Share Reduction within the above range.

(4)	Future amendment of our Certificate of Incorporation to implement a reverse stock split of the Company’s Common Stock by a ratio of not less than 1-for-10 and not more than 1-for-1,000, (the “Reverse Split”), at any time prior to the Anniversary Date, with the Board having the discretion to determine whether or not the Reverse Split is to be effected, and if effected, the exact ratio for the Reverse Split within the above range.

The Name Change, Authorized Share Increase, Authorized Share Reduction, and the Reverse Split are collectively referred to herein as the “Approved Corporate Actions”. No other corporate actions to be taken by written consent were considered. Because the Approved Corporate Actions were approved by the written consent of a stockholder holding a majority of our outstanding voting securities, no proxies are being solicited with this Information Statement. The Board has also approved the Approved Corporate Actions.

We are not aware of any substantial interest, direct or indirect, by security holders or otherwise, that is in opposition to matters of action being taken. In addition, pursuant to the laws of the State of Delaware, the actions to be taken by majority written consent in lieu of a special stockholder meeting do not create appraisal or dissenters’ rights.

The Board determined to pursue stockholder action by majority written consent of those shares entitled to vote in an effort to reduce the costs and management time required to hold a special meeting of stockholders and to implement the above action in a timely manner.

Under Section 14(c) of the Exchange Act, actions taken by written consent without a meeting of stockholders cannot become effective until 20 days after the mailing date of this definitive Information Statement, or as soon thereafter as is practicable. We are not seeking written consent from any stockholders other than as set forth above and our other stockholders will not be given an opportunity to vote with respect to the actions taken. All necessary corporate approvals have been obtained, and this Information Statement is furnished solely for the purpose of advising stockholders of the actions taken by written consent and giving stockholders advance notice of the actions taken. This Information Statement will serve as the written notice required by Section 228(e) of the General Corporation Law of the State of Delaware (the “DGCL”).

OUTSTANDING SHARES AND VOTING RIGHTS

As of October 20, 2022, the Company’s authorized capitalization consisted of (i) 600,000,000 shares of Common Stock, $0.001 par value per share, of which 385,568,143 shares were issued and outstanding; and, (ii) 10,000,000 shares of Preferred Stock, $0.001 par value per share, of which 50,000 shares are designated Series A Preferred Stock.

Each share of Common Stock entitles its holder to one vote on each matter submitted to the stockholders. Holders of the Series A Preferred entitles the holders thereof to vote together as a class with voting rights equal to sixty percent (60%) of all of the issued and outstanding shares of the Common Stock. On October 20, 2022, Adam Lipson (“Lipson”), the holder of 50,000 shares of the Series A Preferred Stock (representing 60% of the Company’s shares of capital stock entitled to vote on the Approved Corporate Actions), executed and delivered the Written Consent to the Board. Because the action was approved by a stockholder owning a majority of our outstanding shares entitled to vote of Common Stock, no proxies are being solicited with this Information Statement. No consideration was paid for the Written Consent from Lipson.

The Company has issued and outstanding a number of convertible promissory notes which are convertible into shares of our Common Stock (collectively, the “Convertible Notes”). The Convertible Notes can be converted into no less than 2.5 billion shares of our Common Stock. The Company also has issued and outstanding a number of options and warrants which are convertible into shares of our Common Stock (collectively, the “Convertible Securities”). The Convertible Securities can be converted into no less than 240 million shares of our Common Stock. Neither the Convertible Notes nor the Convertible Securities are entitled to any voting rights prior to being converted in accordance with their respective terms and conditions.

The DGCL provides, in pertinent part, that unless a company’s certificate of incorporation provides otherwise, stockholders may take any action without a meeting of stockholders, without prior notice, and without a vote, if a consent or consents in writing, setting forth the action so taken, is signed by stockholders of the outstanding stock having not less than the minimum number of votes that would be necessary to authorize and take such action at a meeting at which all shares entitled to vote thereon were present voted.

ABOUT THE INFORMATION STATEMENT

What is the purpose of the Information Statement?

This Information Statement is being furnished to you pursuant to Section 14 of the Exchange Act, to notify the Company’s stockholders as of the Record Date of the corporate actions expected to be taken pursuant to the consents or authorizations of stockholders representing a majority of the voting rights of the Company’s outstanding capital stock.

Stockholders holding in excess of fifty one (51%) of the voting power of the Company’s outstanding voting securities voted in favor of the corporate matters outlined in this Information Statement, consisting of the approval of:

(1)	Amendment of our Certificate of Incorporation (the “Certificate of Incorporation”) to change the name of the Company to “AMERICAN BATTERY MATERIALS, INC.” (the “Name Change”).

(2)	Amendment of our Certificate of Incorporation to increase the number of authorized shares of Common Stock from 600,000,000 to 4,500,000,000 Shares (the “Authorized Share Increase”).

(3)	Future amendment of our Certificate of Incorporation to implement a decrease in the authorized shares of the Company’s Common Stock from 4,500,000,000 to a number of not less than 10,000,000 and not more than 2,000,000,000 (the “Authorized Share Reduction”), at any time prior to October 20, 2023 (the “Anniversary Date”), with the Board having the discretion to determine whether or not the Authorized Share Reduction is to be effected, and if effected, the exact number of the Authorized Share Reduction within the above range.

(4)	Future amendment of our Certificate of Incorporation to implement a reverse stock split of the Company’s Common Stock by a ratio of not less than 1-for-10 and not more than 1-for-1,000, (the “Reverse Split”), at any time prior to the Anniversary Date, with the Board having the discretion to determine whether or not the Reverse Split is to be effected, and if effected, the exact ratio for the Reverse Split within the above range.

Who is entitled to notice?

Each holder of outstanding voting securities, as of the Record Date, will be entitled to notice of the actions. Stockholders as of the close of business on the Record Date that held in excess of fifty one (51%) of the voting power of the Company’s outstanding shares of voting securities voted in favor of the Approved Corporate Actions.

What actions were taken by written consent?

Stockholders holding in excess of fifty one (51%) of the voting power of the Company’s outstanding voting securities have voted in favor of the (i) Name Change; (ii) Authorized Share Increase; (iii) Authorized Share Reduction; and, (iv) Reverse Split.

What vote is required to approve the Approved Corporate Actions?

The affirmative vote of a majority of the voting power of the Company’s voting securities outstanding on the Record Date is required for approval of the Approved Corporate Actions.

What vote was obtained to approve the Approved Corporate Actions described in this Information Statement?

We obtained the approval of the holder of 50,000 issued and outstanding shares of Series A Preferred Stock, which represents 60% of the voting securities.

Is consent to action in lieu of a meeting authorized under Delaware law?

Section 228 of the DGCL provides that any action required or permitted to be taken at a meeting of stockholders of a corporation may be taken without a meeting if a written consent thereto is signed by the stockholders holding at least a majority of the voting power.

This Information Statement is being distributed pursuant to the requirements of Section 14(c) of the Exchange Act to the Company’s stockholders as of the Record Date. The corporate actions described herein will be effective approximately 20-days after the mailing of this Information Statement.

Who is bearing the cost of mailing this Information Statement?

The entire cost of furnishing this Information Statement will be borne by the Company.

What is a reverse stock split?

A reverse stock split reduces the total number of a company’s outstanding shares in proportion to the split ratio chosen. Following the effectiveness of a reverse stock split, a pre-determined number of existing shares is exchanged for one new share, resulting in an initially higher, yet proportionate, price per share. A reverse stock split has no impact on a stockholder’s pro rata ownership of the company.

What is the reverse stock split ratio?

The Board will determine, in its sole discretion, the ratio of the reverse split, should it decide to proceed with the transaction. The range of the ratio will be between 1-for-10 and 1-for-1,000. Stockholders who otherwise would hold fractional shares because the number of shares of common stock they held before the reverse stock split would not be evenly divisible based upon the split ratio will not be entitled to cash payments. Rather, their fractional share would be increased to the next highest while number.

What will be the impact of the reverse stock split on the outstanding shares of the Company’s preferred stock?

Any reverse stock split under the Amendment will have no effect upon the authorized or issued shares of the Company’s preferred stock. However, the number of shares of common stock into which the preferred shares will be converted will be reduced by the same reverse split ratio.

APPROVED CORPORATE ACTION 1

THE NAME CHANGE

General

The Certificate of Incorporation will be amended to change the name of the Company to “AMERICAN BATTERY MATERIALS, INC.”. The form of Certificate of Amendment is attached as Exhibit A to this Information Statement. The Name Change will become effective no earlier than 20-days after the mailing of this Information Statement to our stockholders.

Reasons for Name Change

The Board believes the change of our name from “BoxScore Brands, Inc.” to “American Battery Materials, Inc.” will be in our best interests as the new name better reflects our long-term strategy and identity. The name change aligns the Company’s corporate name with the Company’s entry into the chemicals processing business through U.S. based exploration and extraction focused on the direct extraction and refinement of technical minerals for battery materials.

Effect on Stockholders

The Name Change will not affect in any way (i) the validity or transferability of the outstanding shares of the Company’s stock at the time of the name change; (ii) our capital structure; or, (iii) the trading of our common stock. Following implementation of the Name Change, stockholders may continue to hold their existing stock certificates or receive new certificates reflecting the name change by delivering their existing certificates to the Company’s transfer agent. Stockholders should not destroy any stock certificates and should not deliver any stock certificates to the transfer agent until after the effectiveness of the name change. Our stockholders do not have any “appraisal” or “dissenters” rights in connection with the approval or implementation of the Name Change.

APPROVED CORPORATE ACTION 2

THE AUTHORIZED SHARE INCREASE

General

The Certificate of Incorporation will be amended to increase the number of authorized shares of Common Stock from 600,000,000 to 4,500,000,000 shares. The form of Certificate of Amendment is attached as Exhibit A to this Information Statement. The Authorized Share Increase will become effective no earlier than 20-days after the mailing of this Information Statement to our stockholders.

Reasons for Authorized Share Increase

The Convertible Notes and the Convertible Securities (collectively, the “Convertible Instruments”) can be converted into no less than 2.7 billion shares of our Common Stock. The Company is in the process of converting all such Convertible Instruments into Common Stock. The Company does not currently have a sufficient number of authorized and unreserved shares of the Common Stock to issue upon conversion of all of the Convertible Instruments. The Certificate of Incorporation must be amended to increase the number of authorized shares to allow for conversion in full of the Convertible Instruments. In addition, the Board believes that the availability of additional authorized shares of Common Stock will provide the Company with additional flexibility to issue additional shares of the Common Stock for a variety of general corporate purposes as the Board may determine to be desirable including, without limitation, stock splits (including splits effected through the declaration of stock dividends), raising capital, future financings, investment opportunities, acquisitions, or other distributions. The Board has not authorized the Company to take any action with respect to the shares that would be authorized under the Authorized Share Increase, and the Company currently does not have any definitive plans, arrangements or understandings with respect to the issuance of the additional shares of the Common Stock that would be authorized by the Authorized Share Increase, except for issuance of shares of Common Stock to convert all Convertible Instruments.

Effect on Stockholders

The terms of the additional authorized shares of the Common Stock will be identical to those of the currently issued and outstanding shares of the Common Stock. The increase in the number of authorized shares of the Common Stock pursuant to the Authorized Share Increase will not alter the current number of issued and outstanding shares of the Common Stock. Because holders of the Common Stock have no preemptive rights to purchase or subscribe for any unissued stock of the Company, the issuance of additional shares of the Common Stock from the increased pool of authorized shares of the Common Stock will reduce the current stockholders’ percentage ownership interest in the total outstanding shares of the Common Stock. The relative rights and limitations of the shares of the Common Stock will remain unchanged by the Authorized Share Increase. The authorized and unissued shares may be issued for cash, to acquire property, or for any other purpose that is deemed in the best interests of the Company.

In addition, the Authorized Share Increase could have a number of effects on the Company’s stockholders depending upon the exact nature and circumstances of any actual issuances of authorized but unissued shares. The increase could have an anti-takeover effect, in that additional shares could be issued (within the limits imposed by applicable law) in one or more transactions that could make a change in control or takeover of the Company more difficult. For example, additional shares could be issued by the Company so as to dilute the stock ownership or voting rights of persons seeking to obtain control of the Company, even if the persons seeking to obtain control of the Company offer an above-market premium that is favored by a majority of stockholders. Similarly, the issuance of additional shares to certain persons allied with the Company’s management could have the effect of making it more difficult to remove the Company’s management by diluting the stock ownership or voting rights of persons seeking to cause such removal. The Board is not aware of any attempt, or contemplated attempt, to acquire control of the Company, and this proposal is not being presented with the intent that it be utilized as a type of anti-takeover device. Our directors and executive officers have no substantial interests, directly or indirectly, in the Authorized Share Increase, except that the ability to convert Convertible Instruments held by certain of our directors and executive officers and their affiliates is contingent upon an amendment to our Certificate of Incorporation that creates sufficient available authorized shares for conversion. Our stockholders do not have any “appraisal” or “dissenters” rights in connection with the approval or implementation of the Authorized Share Increase.

APPROVED CORPORATE ACTION 3

THE AUTHORIZED SHARE REDUCTION

General

Future amendment of our Certificate of Incorporation to implement a decrease in the authorized shares of the Company’s Common Stock from 4,500,000,000 to a number of not less than 10,000,000 and not more than 2,000,000,000, at any time prior to the Anniversary Date, with the Board having the discretion to determine whether or not the Authorized Share Reduction is to be effected, and if effected, the exact number of the Authorized Share Reduction within the above range. The reduction in authorized shares will not be directly proportional to the Reverse Split. Instead, the Board will determine, its sole discretion, the number of authorized shares of Common Stock within the established range. The Board will select a number which it believes will provide adequate flexibility to the Company to engage in future capital raising transactions, acquisitions, and other transactions which might require the issuance of Common Stock. If the Board, in its sole discretion, determines not to implement the Reverse Split, the Board could still implement the Authorized Share Reduction. If it chooses not to do so, we will continue to be authorized to issue up to 4,500,000,000 shares of Common Stock as a result of the Authorized Share Increase. In order to implement the Authorized Share Reduction, the Board would be empowered to file a Certificate of Amendment at any time no earlier than 20-days after the mailing of this Information Statement to our stockholders, and no later than the Anniversary Date. The form of such Certificate of Amendment will be substantially as set forth on Exhibit B, subject to any changes required by applicable law, attached to this Information Statement.

Reasons for the Authorized Share Reduction

The Board believes that the reason for the Authorized Share Reduction, among other reasons, is the potential for the large number of outstanding shares of our Common Stock may have contributed to the difficulty with some business transactions and, contributed to a lack of investor and specialized fund interest in the Company, and has made it difficult to attract new investors, specialized funds and potential business candidates.

The Board further believes that the Authorized Share Reduction may also decrease the potential dilution to our stockholders following the Reverse Split. If we do not reduce the number of authorized shares, the number of remaining authorized shares could substantially dilute the ownership of the Company by our existing stockholders. If we reduce the number of shares we are authorized to issue after we implement the reverse stock split, then there would be less shares available for dilution. Although the issuance of these shares would still be dilutive to our current stockholders, the potential dilution would be substantially less than that which would be possible if our authorized shares remained at 4,500,000,000. The Board also believes that 4,500,000,000 authorized shares of Common Stock would be disproportionately large in relation to the Company’s outstanding Common Stock after the Reverse Split. This could make it more difficult for the Company to obtain equity financing in the future because the Company would have the ability to dilute equity investments significantly at any time.

Effect on Stockholders

The Authorized Share Reduction will have no material effect on the rights of existing stockholders, since it will not change the percentage of ownership of the Company of any stockholder. Moreover, the filing of a Certificate of Amendment to implement the Authorized Share Reduction will not, without further action of our Board, cause or result in any changes in our current capital accounts or outstanding common stock.

In the event a combination of the Reverse Split and the Authorized Share Reduction results in a large percentage increase in authorized but unissued common shares compared to outstanding common shares, it could have an anti-takeover effect, such as permitting the issuance of shares to purchasers who might oppose a hostile takeover bid or oppose stockholder efforts to amend or repeal the Certificate of Incorporation or Bylaws of the Company. Using available authorized shares in this manner could render more difficult or discourage an attempt to acquire control of the Company even if such a transaction would be beneficial to stockholders. The issuance by the Company of such authorized Common Stock or preferred stock could dilute the equity ownership, and depending on the amount of shares issued, such dilution may be substantial. Our stockholders do not have any “appraisal” or “dissenters” rights in connection with the approval or implementation of the Authorized Share Reduction. See the next section, “The Reverse Split”, for further discussion.

APPROVED CORPORATE ACTION 4

THE REVERSE SPLIT

General

Future amendment of our Certificate of Incorporation to implement a reverse stock split of the Company’s Common Stock by a ratio of not less than 1-for-10 and not more than 1-for-1,000, at any time prior to the Anniversary Date, with the Board having the discretion to determine whether or not the Reverse Split is to be effected, and if effected, the exact ratio for the Reverse Split. In order to implement the Reverse Split, the Board would be empowered to file a Certificate of Amendment at any time no earlier than 20-days after the mailing of this Information Statement to our stockholders, and no later than the Anniversary Date. The form of such Certificate of Amendment will be substantially as set forth on Exhibit B, subject to any changes required by applicable law, attached to this Information Statement.

Reasons for the Reverse Split

We believe that enabling our Board to set the ratio within the stated range will provide us with the flexibility to implement the Reverse Split in a manner designed to maximize the anticipated benefits for our stockholders. In determining a ratio, if any, our Board may consider, among other things, factors such as:

●	the historical trading price and trading volume of our Common Stock;

●	the number of shares of our Common Stock outstanding;

●	the then-prevailing trading price and trading volume of our Common Stock and the anticipated impact of the Reverse Split on the trading market for our Common Stock;

●	the anticipated impact of a particular ratio on our ability to reduce administrative and transactional costs; and

●	prevailing general market and economic conditions.

Our Board reserves the right to elect to abandon the Reverse Split, including any or all proposed reverse stock split ratios, if it determines, in its sole discretion, that the Reverse Split is no longer in the best interests of the Company and its stockholders.

The Board believes that, should the appropriate circumstances arise, effecting the Reverse Split could, among other things, help us to:

Meet the Nasdaq or NYSE Listing Requirements. Our Common Stock is currently quoted on the OTC Pink tier of the OTC Markets, Inc. under the symbol “BOXS”. Both the NYSE and Nasdaq require a minimum trading price per share in order to list on either exchange. The NYSE and Nasdaq Rules and Regulations require, among other things, that in order to list on their exchanges, the average closing price of a company’s common stock must be at least $3.00 or $4.00 per share over a consecutive 30 trading-day period. In connection with the implementation of the Reverse Split, we intend to apply to have our Common Stock transferred from its current listing on OTC Pink to the Nasdaq Capital Market, though it is more than likely than not that such application would not be effected for at least 6-months after the completion of the Reverse Split.

Appeal to a Broader Range of Investors to Generate Greater Investor Interest in the Company. An increase in our stock price may make our Common Stock more attractive to investors. Brokerage firms may be reluctant to recommend lower-priced securities to their clients. Many institutional investors have policies prohibiting them from holding lower-priced stocks in their portfolios, which reduces the number of potential purchasers of our Common Stock. Investment funds may also be reluctant to invest in lower-priced stocks. Investors may also be dissuaded from purchasing lower-priced stocks because the brokerage commissions, as a percentage of the total transaction, tend to be higher for such stocks. Moreover, analysts at many brokerage firms do not monitor the trading activity or otherwise provide coverage of lower-priced stocks. Giving the Board the ability to effect the Reverse Split, and thereby increase the price of our Common Stock, would give the Board the ability to address these issues if it is deemed necessary.

Improve the Perception of Our Common Stock as an Investment Security. Our Board unanimously approved the discretionary authority to effect a reverse stock split as one potential means of increasing the share price of our Common Stock to improve the perception of our Common Stock as a viable investment security. Lower-priced stocks have a perception in the investment community as being risky and speculative, which may negatively impact not only the price of our common stock, but also our market liquidity.

Depending on the ratio for the Reverse Split determined by our Board, stockholders with less than 10 shares and no more than 1,000 shares of existing Common Stock, may be combined into one share of Common Stock. Any fractional shares will be rounded up to the next whole number. The Certificate of Amendment, if filed, will include only the Reverse Split ratio determined by our Board to be in the best interests of our Stockholders and all of the other proposed amendments at different ratios will be abandoned.

Following the Reverse Split, the number of our outstanding shares of common stock will be significantly reduced. The Reverse Split is not being proposed in response to any effort of which we are aware to accumulate our shares of common stock or preferred stock or obtain control of the Company, nor is it a plan by management to recommend a series of similar actions to our Board or our stockholders.

There are certain risks associated with the Reverse Split, and we cannot accurately predict or assure the Reverse Split will produce or maintain the desired results. However, our Board believes that the benefits to the Company and our stockholders outweigh the risks of granting the Board the discretionary authority to effect the Reverse Split.

Effect on Stockholders

The Company currently does not have any plans, arrangements or understandings, written or oral, to issue any of the authorized but unissued shares that would become available as a result of the Reverse Split. The Reverse Split and Authorized Share Reduction are not being proposed in response to any effort of which we are aware to accumulate shares of Common Stock or obtain control of the Company, and the Board also does not intend for this transaction to be the first step in a series of plans or proposals of a “going private transaction” within the meaning of Rule 13e-3 of the Securities Exchange, nor is it part of a plan by management to recommend to the Board and stockholders a series of amendments to our certificate of incorporation, except for those proposed in this Information Statement. The Board does not currently contemplate recommending the adoption of any other amendments to our Certificate of Incorporation that could be construed to reduce or interfere with the ability of third parties to take over or change the control of the Company.

The primary purpose for effecting the Reverse Split, should the Board choose to effect one, would be to, absent other factors, increase the per share price of our common stock, although we cannot provide any assurance that the post reverse stock split price would remain following the Reverse Split. However, other factors, such as our financial results, market conditions and the market perception of our business may adversely affect the market price of our Common Stock. As a result, there can be no assurance that the Reverse Split, if completed, will increase the market price of our Common Stock following the Reverse Split or that the market price of our Common Stock will not decrease in the future. Additionally, we cannot assure you that the market price per share of our Common Stock after a Reverse Split will increase in proportion to the reduction in the number of shares of our Common Stock outstanding before the Reverse Split. Accordingly, the total market capitalization of our Common Stock after the Reverse Split may be lower than the total market capitalization before the Reverse Split.

Possible Disadvantages and Risks Associated with the Reverse Split and Authorized Share Reduction

There can be no assurance that the total market capitalization of the Common Stock (the aggregate value of all the Company’s Common Stock at the then market price) after the implementation of the Reverse Split and Authorized Share Reduction will be equal to or greater than the total market capitalization before the Reverse Split and Authorized Share Reduction, or that the per share market price of the Company’s Common Stock following the Reverse Split will either equal or exceed the current per share market price.

There can be no assurance that the Reverse Split will increase the market price of our Common Stock or that any increase will be proportional to the reverse-split ratio. Accordingly, the total market capitalization of our Common Stock immediately after the Reverse Split or at any time thereafter could be lower than the total market capitalization before the Reverse Split. The percentage decline in the market price of our Common Stock after the Reverse Split might be greater than it would have been in the absence of the Reverse Split, and the liquidity of our Common Stock could be adversely affected following such the Reverse Split.

If the Reverse Split is effected, and the market price of our Common Stock declines, the percentage decline may be greater than would occur in the absence of the Reverse Split. The market price of our Common Stock, however, will reflect our performance, as well as other factors unrelated to the number of shares outstanding. Furthermore, the liquidity of our Common Stock could be adversely affected by the reduced number of shares that would be outstanding after the Reverse Split. Reducing the amount of shares available for trading can reduce the shares’ liquidity, although the board of directors expects that this effect would not occur in this particular case.

Any increased per-share stock price resulting from the Reverse Split might not make our shares more attractive to investors, so the Reverse Split might not improve the trading liquidity of our Common Stock.

Although the Board believes that a higher stock price might help generate increased investor interest in our shares, there can be no assurance of such an outcome, so greater trading in our stock, and the increased liquidity in the market for our stock that we hope greater trading will engender, might not materialize.

Our stockholders do not have any “appraisal” or “dissenters” rights in connection with the approval or implementation of the Authorized Share Reduction.

Effect of the Reverse Split on Holders of Outstanding Common Stock

As of October 20, 2022, the Company had 385,568,143 shares of its Common Stock issued and outstanding. Depending on the ratio for the Reverse Split determined by our Board, a minimum of 10 and a maximum of 1,000 shares of existing Common Stock will be combined into one new share of Common Stock. The table below shows, as of October 20, 2022 the number of outstanding shares of Common Stock that would result from the listed hypothetical Reverse Split ratios (without giving effect to the treatment of fractional shares):

Reverse Split Ratio	Approximate Number of Outstanding Shares of Common Stock Following the Reverse Split

1-for-10	38,556,815
1-for-100	3,855,682
1-for-400	963,921
1-for-600	642,614
1-for-1,000	385,569

The table below shows, as of October 20, 2022 the number of outstanding shares of Common Stock that would result from the listed hypothetical Reverse Split ratios (without giving effect to the treatment of fractional shares), and assuming that an additional 2.7 billion shares of Common Stock are issued upon conversion of the Convertible Instruments, which would result, by way of example and not limitation, in 3,085,568,143 shares of Common Stock issued and outstanding:

Reverse Split Ratio	Approximate Number of Outstanding Shares of Common Stock Following the Reverse Split

1-for-10	308,556,815
1-for-100	30,855,682
1-for-400	7,713,921
1-for-600	5,142,614
1-for-1,000	3,085,569

The actual number of shares issued after giving effect to the Reverse Split, if implemented, will depend on the Reverse Split ratio that is ultimately determined by our Board and by the number of issued and outstanding shares at the time of the Board’s decision.

The Reverse Split will affect all holders of our Common Stock uniformly and will not affect any Stockholder’s percentage ownership interest in the Company, except that as described below in “Fractional Shares”, record holders of Common Stock otherwise entitled to a fractional share as a result of the Reverse Split will be rounded up to the next whole number. In addition, the Reverse Split will not affect any Stockholder’s proportionate voting power (subject to the treatment of fractional shares).

The implementation of the Reverse Split will result in an increased number of available authorized shares of Common Stock. The resulting increase in such availability in the authorized number of shares of Common Stock could have a number of effects on the Company’s Stockholders depending upon the exact nature and circumstances of any actual issuances of authorized but unissued shares. The increase in available authorized shares for issuance could have an anti-takeover effect, in that additional shares could be issued (within the limits imposed by applicable law) in one or more transactions that could make a change in control or takeover of the Company more difficult. For example, additional shares could be issued by the Company so as to dilute the stock ownership or voting rights of persons seeking to obtain control of the Company, even if the persons seeking to obtain control of the Company offer an above-market premium that is favored by a majority of the independent stockholders. Similarly, the issuance of additional shares to certain persons allied with the Company’s management could have the effect of making it more difficult to remove the Company’s current management by diluting the stock ownership or voting rights of persons seeking to cause such removal. The Company does not have any other provisions in its Certificate of Incorporation, Bylaws, employment agreements, credit agreements or any other documents that have material anti-takeover consequences. Additionally, the Company has no plans or proposals to adopt other provisions or enter into other arrangements that may have material anti-takeover consequences. The Board is not aware of any attempt, or contemplated attempt, to acquire control of the Company, and this proposal is not being presented with the intent that it be utilized as a type of anti- takeover device.

Additionally, because holders of Common Stock have no preemptive rights to purchase or subscribe for any unissued stock of the Company, the issuance of additional shares of authorized Common Stock that will become newly available as a result of the implementation of the Reverse Split will reduce the current stockholders’ percentage ownership interest in the total outstanding shares of Common Stock.

The Company may issue the additional shares of authorized Common Stock that will become available as a result of the Reverse Split without the additional approval of its Stockholders.

The Reverse Split may result in some stockholders owning “odd lots” of less than 1,000 shares of Common Stock. Odd lot shares may be more difficult to sell, and brokerage commissions and other costs of transactions in odd lots are generally somewhat higher than the costs of transactions in “round lots” of even multiples of 1,000 shares.

ADDITIONAL INFORMATION REGARDING THE REVERSE SPLIT

Beneficial Holders of Common Stock (i.e. Stockholders who hold in street name)

Upon the implementation of the Reverse Split, we intend to treat shares held by stockholders through a bank, broker, custodian or other nominee in the same manner as registered Stockholders whose shares are registered in their names. Banks, brokers, custodians or other nominees will be instructed to effect the Reverse Split for their beneficial holders holding our Common Stock in street name. However, these banks, brokers, custodians or other nominees may have different procedures than registered Stockholders for processing the Reverse Split. Stockholders who hold shares of our Common Stock with a bank, broker, custodian or other nominee and who have any questions in this regard are encouraged to contact their banks, brokers, custodians or other nominees.

Registered “Book-Entry” Holders of Common Stock (i.e. Stockholders that are registered on the transfer agent’s books and records but do not hold stock certificates)

Certain of our registered holders of Common Stock may hold some or all of their shares electronically in book-entry form with the transfer agent. These Stockholders do not have stock certificates evidencing their ownership of the Common Stock. They are, however, provided with a statement reflecting the number of shares registered in their accounts. Stockholders who hold shares electronically in book-entry form with the transfer agent will not need to take action (the exchange will be automatic) to receive whole shares of post-Reverse Split Common Stock, subject to adjustment for treatment of fractional shares.

Holders of Certificated Shares of Common Stock

Until surrendered, we will deem outstanding certificates representing shares of our Common Stock (the “Old Certificates”) held by stockholders to be cancelled and only to represent the number of whole shares of post-Reverse Split Common Stock to which these stockholders are entitled, subject to the treatment of fractional shares. Any Old Certificates submitted for exchange, whether because of a sale, transfer or other disposition of stock, will automatically be exchanged for certificates representing the appropriate number of whole shares of post-Reverse Split Common Stock (the “New Certificates”). If an Old Certificate has a restrictive legend on the back of the Old Certificate(s), the New Certificate will be issued with the same restrictive legends that are on the back of the Old Certificate(s).

STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY STOCK CERTIFICATE(S) UNTIL REQUESTED TO DO SO.

Fractional Shares

We do not currently intend to issue fractional shares in connection with the Reverse Split. Therefore, we will not issue certificates representing fractional shares. In lieu of issuing fractions of shares, we will round up to the next whole number.

Effect of the Reverse Split on Employee Plans, Options, Restricted Stock Awards and Units, Warrants, and Convertible or Exchangeable Securities

Based upon the Reverse Split ratio determined by the Board, proportionate adjustments are generally required to be made to the per share exercise price and the number of shares issuable upon the exercise or conversion of all outstanding options, warrants, convertible or exchangeable securities entitling the holders to purchase, exchange for, or convert into, shares of Common Stock. This would result in approximately the same aggregate price being required to be paid under such options, warrants, convertible or exchangeable securities upon exercise, and approximately the same value of shares of Common Stock being delivered upon such exercise, exchange or conversion, immediately following the Reverse Split as was the case immediately preceding the Reverse Split. The number of shares deliverable upon settlement or vesting of restricted stock awards will be similarly adjusted, subject to our treatment of fractional shares. The number of shares reserved for issuance pursuant to these securities will be proportionately based upon the Reverse Split ratio determined by the Board, subject to our treatment of fractional shares.

Accounting Matters

The proposed amendment to the Company’s Certificate of Incorporation, as amended, will not affect the par value of our Common Stock per share, which will remain $0.001 par value per share. As a result, as of the effectiveness of the Reverse Split, the stated capital attributable to Common Stock and the additional paid-in capital account on our balance sheet will not change due to the Reverse Split. Reported per share net income or loss will be higher because there will be fewer shares of Common Stock outstanding.

Certain Federal Income Tax Consequences of the Reverse Split

The following summary describes certain material U.S. federal income tax consequences of the Reverse Split to holders of our Common Stock:

Unless otherwise specifically indicated herein, this summary addresses the tax consequences only to a beneficial owner of our Common Stock that is a citizen or individual resident of the United States, a corporation organized in or under the laws of the United States or any state thereof or the District of Columbia or otherwise subject to U.S. federal income taxation on a net income basis in respect of our Common Stock (a “U.S. holder”). A trust may also be a U.S. holder if (1) a U.S. court is able to exercise primary supervision over administration of such trust and one or more U.S. persons have the authority to control all substantial decisions of the trust or (2) it has a valid election in place to be treated as a U.S. person. An estate whose income is subject to U.S. federal income taxation regardless of its source may also be a U.S. holder. This summary does not address all of the tax consequences that may be relevant to any particular investor, including tax considerations that arise from rules of general application to all taxpayers or to certain classes of taxpayers or that are generally assumed to be known by investors. This summary also does not address the tax consequences to (i) persons that may be subject to special treatment under U.S. federal income tax law, such as banks, insurance companies, thrift institutions, regulated investment companies, real estate investment trusts, tax-exempt organizations, U.S. expatriates, persons subject to the alternative minimum tax, traders in securities that elect to mark to market and dealers in securities or currencies, (ii) persons that hold our Common Stock as part of a position in a “straddle” or as part of a “hedging,” “conversion” or other integrated investment transaction for federal income tax purposes, or (iii) persons that do not hold our Common Stock as “capital assets” (generally, property held for investment).

If a partnership (or other entity classified as a partnership for U.S. federal income tax purposes) is the beneficial owner of our Common Stock, the U.S. federal income tax treatment of a partner in the partnership will generally depend on the status of the partner and the activities of the partnership. Partnerships that hold our Common Stock, and partners in such partnerships, should consult their own tax advisors regarding the U.S. federal income tax consequences of the Reverse Split.

The Reverse Split should be treated as a recapitalization for U.S. federal income tax purposes. Therefore, a Stockholder generally will not recognize gain or loss on the Reverse Split, except to the extent of cash, if any, received in lieu of a fractional share interest in the post-Reverse Split shares. The aggregate tax basis of the post-split shares received will be equal to the aggregate tax basis of the pre-split shares exchanged therefore (excluding any portion of the holder’s basis allocated to fractional shares), and the holding period of the post-split shares received will include the holding period of the pre-split shares exchanged. A holder of the pre-split shares who receives cash will generally recognize gain or loss equal to the difference between the portion of the tax basis of the pre-split shares allocated to the fractional share interest and the cash received. Such gain or loss will be a capital gain or loss and will be short term if the pre-split shares were held for one year or less and long term if held more than one year. No gain or loss will be recognized by us as a result of the Reverse Split.

This summary is based on the provisions of the Internal Revenue Code of 1986, as amended, U.S. Treasury regulations, administrative rulings and judicial authority, all as in effect as of the date of this proxy statement. Subsequent developments in U.S. federal income tax law, including changes in law or differing interpretations, which may be applied retroactively, could have a material effect on the U.S. federal income tax consequences of the Reverse Split.

PLEASE CONSULT YOUR OWN TAX ADVISOR REGARDING THE U.S. FEDERAL, STATE, LOCAL, AND FOREIGN INCOME AND OTHER TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT IN YOUR PARTICULAR CIRCUMSTANCES UNDER THE INTERNAL REVENUE CODE AND THE LAWS OF ANY OTHER TAXING JURISDICTION.

No Appraisal Rights

Under Delaware law and our charter documents, holders of our Common Stock will not be entitled to dissenter’s rights or appraisal rights with respect to the Reverse Split.

Interests of Directors and Executive Officers

Our directors and executive officers have no substantial interests, directly or indirectly, in the Reverse Split except to the extent of their ownership of shares of our common stock and/or preferred stock.

Reservation of Right to Abandon Reverse Split

We reserve the right to abandon the Reverse Split without further action by our stockholders at any time before the Anniversary Date, even though the authority to effect the Reverse Split has been approved by our stockholders. The Board is also expressly authorized to delay, not to proceed with, and abandon, the Reverse Split if it should so decide, in its sole discretion, that such action is in the best interests of the stockholders.

PROCEDURE FOR IMPLEMENTING THE NAME CHANGE AND REVERSE SPLIT

The Name Change and the Reverse Split would become effective upon the filing of the corporate actions with FINRA and the instruction of FINRA to implement each. We are required to file with FINRA an Issuer Company Related Action Notification Form. Our failure to timely make such filing with FINRA may constitute fraud under Section 10 of the Exchange Act.

The exact timing of the filing with FINRA to effect the Name Change and the Reverse Split will be determined by our Board based on its evaluation as to when such action will be the most advantageous to the Company and our stockholders. In addition, our Board reserves the right, notwithstanding stockholder approval and without further action by the stockholders, to elect not to proceed with the Reverse Split if, at any time prior to the Anniversary Date, our Board, in its sole discretion, determines that it is no longer in our best interest and the best interests of our stockholders to proceed with the Reverse Split. If the Reverse Split has not been implemented by the Anniversary Date, our Board will abandon the Reverse Split.

After the effectiveness of the Reverse Split, our Common Stock will have a new Committee on Uniform Securities Identification Procedures (CUSIP) number, which is a number used to identify our equity securities, and stock certificates with the older CUSIP numbers will need to be exchanged for stock certificates with the new CUSIP number by following the procedures described below. After the Reverse Split, we will continue to be subject to the periodic reporting and other requirements of the Exchange Act.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of the Record Date, information concerning the beneficial ownership of the Company’s Common Stock by (i) each person or group of persons known to beneficially own more than 5% of the outstanding shares of our Common Stock, (ii) each person who is our executive officer or director and (iii) all such executive officers and directors as a group. Beneficial ownership and percentage ownership are determined in accordance with the rules of the SEC. Under these rules, beneficial ownership generally includes any shares as to which the individual or entity has sole or shared voting power or investment power and includes any shares that an individual or entity has the right to acquire beneficial ownership of within 60-days of the Record Date through the exercise of any option, warrant, conversion privilege or similar right. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of our common stock that could be issued upon the exercise of outstanding options and warrants that are exercisable within 60 days of the Record Date are considered to be outstanding. These shares, however, are not considered outstanding as of the Record Date when computing the percentage ownership of each other person, except as specifically set forth below. Unless otherwise indicated, the address of each of the following beneficial owner is c/o American Battery Materials, Inc., 500 West Putnam Ave., Suite 400, Greenwich, Connecticut, 06830.

To our knowledge, except as indicated in the footnotes to the following table, all beneficial owners named in this table have sole voting and investment power with respect to all shares shown as beneficially owned by them.

Name and address of beneficial owner (1)	Shares of Common Stock Beneficially Owned	Shares of Series A Preferred Stock	Percentage of Common Shares Beneficially Owned	Percentage of Voting Capital Stock (2)
Directors and Named Executive Officers
Sebastian Lux	-0-
Adam Lipson	14,876,153		3.86%	63.86%
Andrew Suckling	-0-
Jared Levinthal	300,000		*	*
Patrick White	776,257		*	*
John Edward Hentschel	-0-
David Graber (3)	2,944,382		*	*
Justin Vorwerk	-0-
Andrew Boutsikakis (4)	3,000,000		*	*
All officers and directors as a group	21,896,792		5.68%	65.68%

5% stockholders
Adam Lipson		50,000		60%

*	Denotes ownership of less than 1%.

(1)	Address is 500 West Putnam Ave., Suite 400, Greenwich, Connecticut, 06830.

(2)	The shares of Series A Preferred Stock carry the aggregate voting rights of 60% of all shares entitled to vote.

(3)	Voting control and beneficial ownership through Cobrador Multi Strategy Partners LP

(4)	Mr. Boutsikakis formerly served as Chief Executive Officer, Chief Financial Officer, and a Director. Reflects ownership as of Mr. Boutsikakis’ separation from the Company. Does not reflect any changes to ownership that may have occurred subsequently.

FORWARD-LOOKING STATEMENTS AND INFORMATION

This Information Statement includes forward-looking statements. You can identify the Company’s forward-looking statements by the words “expects”, “projects”, “believes”, “anticipates”, “intends”, “plans”, “predicts”, “estimates”, and similar expressions.

The forward-looking statements are based on management’s current expectations, estimates and projections about us. The Company cautions you that these statements are not guarantees of future performance and involve risks, uncertainties and assumptions that we cannot predict. In addition, the Company has based many of these forward-looking statements on assumptions about future events that may prove to be inaccurate. Accordingly, actual outcomes and results may differ materially from what the Company has expressed or forecast in the forward-looking statements.

You should rely only on the information the Company has provided in this Information Statement. The Company has not authorized any person to provide information other than that provided herein. The Company has not authorized anyone to provide you with different information. You should not assume that the information in this Information Statement is accurate as of any date other than the date on the front of the document.

ADDITIONAL INFORMATION

Reports and other information filed by the Company can be viewed at the website maintained by the SEC: www.sec.gov.

By order of the Board of Directors,

BOXSCORE BRANDS, INC.

/s/ Sebastian Lux
SEBASTIAN LUX,
Chief Executive Officer
October 25, 2022

Exhibit A

STATE OF DELAWARE

CERTIFICATE OF AMENDMENT

OF CERTIFICATE OF INCORPORATION

BoxScore Brands, Inc., a corporation duly organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “Corporation”) does hereby certify:

First: The name of this Corporation is BoxScore Brands, Inc.

Second:  The certificate of incorporation of the Corporation was originally filed with the Delaware Secretary of State on March 26, 2007 (the “Certificate of Incorporation”).

Third: The Board of Directors of the Corporation, by unanimous written consent pursuant to Section 141(f) of the General Corporation Law of the State of Delaware, duly adopted the following amendments to the Certificate of Incorporation:

Article 1 – Name. The name of this Corporation is American Battery Materials, Inc.

Article 4 – Corporate Capitalization. The amount of the total common stock of the Corporation is authorized to issue 4,500,000,000 shares with a par value of $0.001 per share.  All holders of shares of common stock shall be identical with each other in every respect.

The amount of the total preferred stock of this Corporation is authorized to issue is 10,000,000 shares with a par value of $0.001 per share.

Fourth: That Certificate of Amendment to the Certificate of Incorporation of the Corporation shall become effective immediately upon filing.

Fifth: That, by written consent executed in accordance with Section 228 of the General Corporation Law of the State of Delaware, the holders of a majority of the outstanding stock of the Corporation entitled to vote thereon, and the holders of a majority of the outstanding stock of each class entitled to vote thereon as a class, was given written notice of the proposed amendment to the Certificate of Incorporation and voted in favor of the adoption of the amendment to the Certificate of Incorporation. The necessary numbers of shares, as required by statute, were voted in favor of the amendment.

Sixth: That said amendments to the Certificate of Incorporation were duly adopted in accordance with Section 242 of the General Corporation Law of the State of Delaware.

Seventh: That all other provisions of the Certificate of Incorporation shall remain in full force and effect.

IN WITNESS WHEREOF, the undersigned has executed this Certificate as of the 19th day of October, 2022.

BoxScore Brands, Inc.

BY:	/s/ Sebastian Lux
Name:	Sebastian Lux
Title:	Chief Executive Officer

Exhibit B

STATE OF DELAWARE

CERTIFICATE OF AMENDMENT

OF CERTIFICATE OF INCORPORATION

American Battery Materials, Inc., a corporation duly organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “Corporation”) does hereby certify:

First: The name of this Corporation is American Battery Materials, Inc.

Second: The certificate of incorporation of the Corporation was originally filed with the Delaware Secretary of State on March 26, 2007 (the “Certificate of Incorporation”).

Third: The Board of Directors of the Corporation, by unanimous written consent pursuant to Section 141(f) of the General Corporation Law of the State of Delaware, duly adopted the following amendments to the Certificate of Incorporation:

Article 4 – Corporate Capitalization.

A. The Corporation is authorized to issue two classes of shares of stock, to be designated as “Common Stock” and Preferred Stock”. The total number of shares of Common Stock which this Corporation is authorized to issue is [*] shares, par value $0.001. The total number of shares of Preferred Stock which this Corporation is authorized to issue is 10,000,000, par value $0.001.

* Whole number not less than 10,000,000 and not more than 2,000,000,000.

B. Upon the filing of this Amendment with the Secretary of State of the State of Delaware (the “Effective Time”), each [**] issued and outstanding shares of Common Stock immediately prior to the Effective Time (the “Old Common Stock”) shall be split and converted into one (1) validly issued, fully paid and non-assessable share of Common Stock (the “New Common Stock”), without any further action by the Corporation or the holder thereof. No fractional shares shall be issued to any holder, and instead of issuing such fractional shares, the Corporation shall round shares up to the nearest whole number. Prior to the Effective Time, there were ____________________ shares of Old Common Stock issued and outstanding; after the Effective Time, there will be ______________ shares of New Common Stock issued and outstanding. There will be no change to the Preferred Stock.

** Whole number not less than 10 and not more than 1,000.

Fourth: That Certificate of Amendment to the Certificate of Incorporation of the Corporation shall become effective immediately upon filing.

Fifth: That, by written consent executed in accordance with Section 228 of the General Corporation Law of the State of Delaware, the holders of a majority of the outstanding stock of the Corporation entitled to vote thereon, and the holders of a majority of the outstanding stock of each class entitled to vote thereon as a class, was given written notice of the proposed amendment to the Certificate of Incorporation and voted in favor of the adoption of the amendment to the Certificate of Incorporation. The necessary numbers of shares, as required by statute, were voted in favor of the amendment.

Sixth: That said amendments to the Certificate of Incorporation were duly adopted in accordance with Section 242 of the General Corporation Law of the State of Delaware.

Seventh: That all other provisions of the Certificate of Incorporation shall remain in full force and effect.

IN WITNESS WHEREOF, the undersigned has executed this Certificate as of the ____ day of __________, 202_.

BoxScore Brands, Inc.

BY:	/s/ Sebastian Lux
Name:	Sebastian Lux
Title:	Chief Executive Officer